JPMORGAN TRUST II

J.P. Morgan Income Funds

JPMorgan Limited Duration Bond Fund

Prospectus dated July 1, 2011 as supplemented

(Class A, Class B, Class C and Select Class Shares)

Supplement dated May 2, 2012

to the Prospectus dated July 1, 2011, as supplemented

At a special meeting of shareholders held May 2, 2012, the shareholders of the JPMorgan Limited Duration Bond Fund (the “Fund”) approved amending the Fund’s fundamental investment objective. Therefore, the paragraph under “What is the goal of the Fund?” on page 1 of the prospectus is deleted in its entirety and replaced with the following paragraph.

The Fund seeks a high level of current income consistent with low volatility of principal.

In addtion, the second paragraph under “What are the Fund’s main investment strategies?” on page 2 of the prospectus is deleted in its entirety and replaced with the following paragraph.

The Fund seeks to maintain a duration of three years or less, although, under certain market conditions such as in periods of significant volatility in interest rates and spreads, the Fund’s duration may be longer than three years. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “three” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve).

The paragraph under “The Fund’s Past Performance” on page 3 of the prospectus also is deleted in its entirety and replaced with the following paragraph.

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. The table shows the average annual total returns for the past one year, five years, and ten years. The table compares that performance to the Barclays Capital 1–3 Year U.S. Government/Credit Bond Index, Lipper Short-Intermediate Investment Grade Debt Funds Index and Lipper Short U.S. Government Funds Index. The Lipper indexes are based on the total returns of certain mutual funds within a designated category as determined by Lipper. Unlike the other index, the Lipper indexes include the expenses of the mutual funds included in the indexes. The performance of Class C Shares shown in the table is based on the performance of Select Class Shares prior to the inception of the Class C Shares. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

SUP-LDB-ABCS-512

Further, the “Average Annual Total Returns” table on page 4 of the prospectus is deleted in its entirety and replaced with the following table.

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGES) (For periods ended December 31, 2010)
	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	10.29%	3.40%	3.45%
Return After Taxes on Distributions	9.29	1.91	2.01
Return After Taxes on Distributions and Sale of Fund Shares	6.67	2.01	2.09
CLASS A SHARES
Return Before Taxes	7.68	2.70	2.98
CLASS B SHARES
Return Before Taxes	6.42	2.63	2.90
CLASS C SHARES
Return Before Taxes	9.44	2.64	2.66
BARCLAYS CAPITAL 1-3 YEAR U.S. GOVERNMENT/CREDIT BOND INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	2.80	4.53	4.34
LIPPER SHORT-INTERMEDIATE INVESTMENT GRADE DEBT FUNDS INDEX
(Reflects No Deduction for Taxes)	5.86	4.81	4.67
LIPPER SHORT U.S. GOVERNMENT FUNDS INDEX
(Reflects No Deduction for Taxes)	2.76	3.87	3.57

Also, the third paragraph under “Limited Duration Bond Fund” on page 64 in the prospectus in the “More About the Funds” section is deleted in its entirety.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE